PROMISSORY NOTE

$1,050,000                                                  August 21, 2000


                  FOR VALUE RECEIVED, the undersigned, LAZAR & COMPANY I.G., LLC, a New York limited liability company with its principal executive offices located at One Penn Plaza, New York, New York 10119 ("Lazar"), hereby unconditionally promises to pay to the order of CONTINENTAL CHOICE CARE, INC., a New Jersey corporation with its principal executive offices located at 44 Aspen Drive, Livingston, New Jersey 07039 (the "Company") or to any other holder of this Note (the Company or such other holder being the "Payee"), the principal amount of $1,050,000. Principal and interest hereunder shall be paid on the Maturity Date (as defined herein). Principal and interest hereunder are payable in lawful money of the United States of America to the Payee at its place of business specified in Section 6 or in accordance with Section 6, (such place of business or other place being the "Payment Place"), in cash or other immediately available U.S. funds. Unless otherwise noted, capitalized terms used herein but not defined upon their first usage shall have the meaning ascribed to such terms in Section 16 hereof. This Note has been issued under the Purchase Agreement and is secured pursuant to the provisions of the Pledge Agreement and entitled to the rights thereof.


                  SECTION 1.  Payment of Principal and Interest.


                  (a) Maturity  Date.  The  "Maturity  Date" is August 21, 2003.

                  (b) Interest. Lazar hereby promises to pay interest on the unpaid principal amount of this Note from the date hereof until this Note shall be paid in full in cash or other immediately available U.S. funds at the Applicable Rate, compounded annually, computed on the basis of a year of 360 days counting the actual number of days elapsed; provided, however, during any period in which an Event of Default has occurred and is continuing, the unpaid principal amount of this Note, shall thereafter bear interest, payable on demand at a rate which is 2% per annum in excess of the Applicable Rate, but not in excess of the maximum rate of interest permitted by applicable law.

                  (c) Optional Prepayment. Lazar may, at any time and from time to time, without premium or penalty, prepay all or a portion of the unpaid principal amount of this Note, together with unpaid accrued interest on the amount so prepaid to the date chosen for prepayment, payable in cash or other immediately available U.S. funds. All prepayments in respect of this Note shall be applied first to the payment of all expenses to the Payee hereunder, second to interest, and last to the principal amount of this Note.

                  (d) Payment Date. If any date fixed for payment hereunder is not a Business Day, such payment date shall be extended to the next succeeding Business Day, and during any such extension, interest on the unpaid principal amount of this Note shall accrue and be payable at the Applicable Rate.


                  SECTION 2.  Events of Default.


                  (a) For purposes of this Note, an "Event of Default" shall be deemed to have occurred upon:


                           (i) any failure by Lazar to pay (by  delivery of cash
or other immediately available U.S. funds) all or any portion of principal, interest accruing thereon or other amounts due and owing under this Note when the same shall be due and payable in accordance with the terms hereof, whether on the scheduled date, by acceleration or otherwise; or


                           (ii) any  default  by  Lazar in the due and  punctual
performance or observance of any of the covenants or agreements of Lazar contained in this Note or in the Pledge Agreement, which failure continues unremedied for a period of 30 days after written notice of such default is given by the Payee to Lazar; or


                           (iii) (A) the filing by Lazar or Shlomo Lazar,  Lazar
& Company I.G., Inc. or assignees thereof to the Purchase Agreement or the Warrant (each a "Lazar Affiliate") of a voluntary petition seeking liquidation, reorganization, arrangement or readjustment, in any form, of their respective debts under Title 11 of the United States Code or any other applicable domestic or foreign bankruptcy, insolvency or similar law (or corresponding provisions of future laws), or the filing by Lazar or a Lazar Affiliate of an answer consenting to or acquiescing in any such petition, (B) the making by Lazar or a Lazar Affiliate of any assignment for the benefit of their respective creditors, or the admission by Lazar or a Lazar Affiliate in writing of their respective inability to pay their respective debts as they become due, (C) the filing of
(x) an involuntary petition against Lazar or a Lazar Affiliate under Title 11 of the United States Code, or any other applicable domestic or foreign bankruptcy, insolvency or similar law (or corresponding provisions of future laws), (y) an application for the appointment of a custodian, receiver, trustee or other similar official for Lazar or a Lazar Affiliate for all or a substantial part of their respective assets, or (z) an involuntary petition against Lazar or a Lazar Affiliate seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of Lazar or a Lazar Affiliate or any of their respective debts under any other domestic or foreign insolvency law, provided that any such filing under this subsection (iii)(C) shall not have been vacated, set aside or stayed within a 60 day period from the date thereof, or (D) the entry against Lazar or a Lazar Affiliate of a final and nonappealable order for relief under any domestic or foreign bankruptcy, insolvency or similar law now or hereafter in effect; or

                           (iv) all or any  substantial  part of Lazar's  assets
the loss of which would materially and adversely affect the financial condition, prospects, assets or business of Lazar shall be condemned, seized or otherwise appropriated, or custody or control of such assets shall be assumed by any governmental agency or by any court of competent jurisdiction at the instance of any governmental agency and shall be retained for a period of 60 days; or

                           (v) any material  representation or material warranty
made or deemed made by Lazar to the Payee in connection with the issuance of this Note or in any of the Collateral Documents shall be false or misleading in any material respect on the date as of which made or deemed made; or

                           (vi) any money judgment  (other than a money judgment
covered by insurance, but only if the insurer has admitted liability with respect to such money judgment), writ or warrant of attachment, or similar process shall be entered or filed against Lazar involving in any such case an amount in excess of 30% of the then outstanding principal and accrued interest due under this Note, or any of its assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 60 days; or

                           (vii)  for any  reason  (not due to the  fault of the
Payee) any Collateral Document ceases to be in full force and effect or any Lien intended to be created thereby ceases to be or is not valid and perfected; or any Lien in favor or made for the benefit of the Payee contemplated by any Collateral Document, shall, at any time, be invalidated or otherwise cease to be in full force and effect (not due to the fault of the Payee); or

                           (viii) the dissolution,  liquidation,  or termination
of Lazar.

                  (b) Upon the occurrence and during the continuance of any Event of Default described in Section 2(a) above other than in clause (iii) thereof, the Payee may, by written notice to Lazar, declare all or any portion of the unpaid principal amount of this Note and all interest accrued thereon and other amounts due and owing hereunder to be immediately due and payable. Upon the occurrence of any Event of Default described in clause (iii) of Section 2(a) above, the unpaid principal amount of this Note and all interest accrued thereon and other amounts due and owing hereunder shall accelerate and become due and payable, without any action or express notice by the Payee. Demand, presentment, protest and notice of non-payment are hereby waived by Lazar. All payments made following an Event of Default and all proceeds of Collateral received by the Payee in respect of this Note shall be applied first to the payment of all expenses owing to the Payee hereunder, second to interest, and last to the original principal amount of this Note.

                  SECTION 3. Collateral. The obligations of Lazar under this Note are secured by the Pledge Agreement and reference is made to such document for the terms and conditions governing the collateral security for the obligations of Lazar hereunder.

                  SECTION 4. Waiver or Alteration. None of the provisions hereof may be waived, altered or amended, except by a written instrument signed by the Payee and Lazar, but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon except to the extent expressly provided in such waiver.

                  SECTION 5. Remedies Cumulative. No failure to exercise or delay in exercising any right, remedy, power or privilege hereunder or under the Collateral Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under the Collateral Documents preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided herein and in the Collateral Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided at law or in equity.

                  SECTION 6.  Notices.

                  (a) All demands, notices, communications and reports ("notices") provided for in this Note will be in writing and will be either personally delivered, mailed by registered or certified mail (return receipt requested) or sent by reputable overnight courier service (delivery charges prepaid) to any party at the address specified below, or at such address, to the attention of such other person, and with such other copy, as the recipient party has specified by prior written notice to the sending party pursuant to the provisions of this Section 6.

              If to Lazar:
              ------------

              Lazar & Company I.G., LLC
              One Penn Plaza, 36th Floor
              New York, New York  10119
              Attention:  President

              with a copy, which will not constitute notice to Lazar, to:
              -----------------------------------------------------------

              Akin, Gump, Strauss, Hauer & Feld, L.L.P.
              590 Madison Avenue
              New York, New York  10022
              Attention:  Steven H. Scheinman
              Facsimile Number:  (212) 872-1002

              If to the Company:
              ------------------

              Continental Choice Care, Inc.
              44 Aspen Drive
              Livingston, New Jersey  07039
              Attention:  President

              with a copy, which will not constitute notice to the Company, to:
              -----------------------------------------------------------------

              Pitney, Hardin, Kipp & Szuch LLP
              200 Campus Drive
              P.O. Box 1945
              Morristown, New Jersey  07962-1945
              Attention:  Joseph Lunin
              Facsimile Number:  (973) 966-1550

                  (b) Any such notice will be deemed to have been given when delivered personally, on the third business day after deposit postage pre-paid in the U.S. mail, or on the business day after deposit with a reputable overnight courier service delivery charges pre-paid, as the case may be.

                  SECTION 7. Governing Law. This Note will be governed by and construed in accordance with the domestic laws of the State of New Jersey, without giving effect to any choice of law or conflict rule of any jurisdiction that would cause the laws of any other jurisdiction to be applied. In furtherance of the foregoing, the internal law of the State of New Jersey will control the interpretation and construction of this Note, even if under any choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

                  SECTION 8. Jurisdiction. Each of the parties hereby (a) irrevocably submits to the exclusive jurisdiction of the state courts of, and the federal courts located in, the State of New Jersey in any action or proceeding arising out of or relating to, this Note, (b) waives, and agrees to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution under the law of another jurisdiction, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Note or the subject matter hereof may not be enforced in or by such court, and agrees not to seek, any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court.

                  SECTION 9. Severability. If any provision of this Note is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and the remaining provisions hereof shall be liberally construed in favor of the Payee in order to effectuate the provisions hereof and the invalidity of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any other provision in any other jurisdiction, including the State of New Jersey.

                  SECTION 10. Costs of Enforcement. Lazar agrees to pay, or reimburse the Payee, on demand, for all losses, including, without limitation, attorneys' fees and disbursements, and costs of settlement incurred by the Payee after the occurrence of an Event of Default in enforcing any obligation of Lazar hereunder or in foreclosing against the Collateral or exercising or enforcing any other right or remedy available by reason of an Event of Default.

                  SECTION 11. Successors and Assigns: Transferability. This Note shall inure to the benefit of the Payee and be binding upon Lazar and their respective transferees, successors and assigns; provided, however, that Lazar may not transfer or assign any of its rights or obligations hereunder without the prior written consent of the Payee; provided, further, that the Payee may not transfer or assign any of its rights or obligations hereunder without the prior written consent of Lazar, unless any such transfer or assignment is by operation of law. Within five Business Days after receipt of notice of any assignment by the Payee to any person or entity of all or any part of this Note, Lazar shall, at the request and expense of such assignee, execute and deliver to such assignee, in exchange for the surrendered Note or Notes, a new Note to the order of such assignee in an amount equal to the amount of this Note assigned to it, and if the Payee has retained any amount owing to it hereunder, a new Note to the order of the Payee in an amount equal to the amount retained by it hereunder, which new Note or Notes shall be dated the same date as the surrendered Note or Notes and be in substantially the form of this Note, and such assignee will be deemed the Payee under the Note issued to it.

                  SECTION 12. Replacement of Note. Upon receipt of evidence reasonably satisfactory to Lazar of the loss, theft, destruction or mutilation of this Note, and Lazar's receipt of an indemnity agreement of the Payee reasonably satisfactory to Lazar, Lazar will, at the expense of the Payee, execute and deliver, in lieu thereof, a new Note of like terms.

                  SECTION 13. Further Assurances. Lazar shall execute and deliver from time to time to the Payee all such further documents and instruments and do all such other acts and things as may be reasonably required by the Payee to enable the Payee to exercise and enforce its rights hereunder and under the Collateral Documents and to perfect, continue the perfection of, preserve and protect its Lien on the Collateral.

                  SECTION  14.  Waiver  of  Jury  Trial.  LAZAR  AND  THE  PAYEE
IRREVOCABLY WAIVE ANY AND ALL RIGHTS LAZAR AND THE PAYEE MAY HAVE TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR CLAIM OF ANY NATURE RELATING TO THIS NOTE OR THE PLEDGE AGREEMENT. Lazar and the Payee acknowledge that the foregoing waiver is knowing and voluntary.

                  SECTION 15. Descriptive Headings. The descriptive headings of this Note are inserted for convenience only and do not constitute a part of this Note.

                  SECTION 16. Definitions.

                  (a) For purposes of this Note, the following terms have the following meanings:

                  "Applicable Rate" means 7% per annum.

                  "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York or New Jersey are authorized or required by law to close.

                  "Collateral" shall have the meaning given such term in the Pledge Agreement.

                  "Collateral Documents" shall mean the Purchase Agreement, the Pledge Agreement, and all other security agreements, collateral assignments and other agreements or conveyances at any time delivered to the Payee to create or evidence Liens to secure the obligations of Lazar hereunder.

                  "Lien" shall mean any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of any asset, whether now owned or hereafter acquired, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction.

                  "Note" means, collectively, this Note and any note issued to an assignee pursuant to Section 11 hereof.

                  "Pledge Agreement" shall mean the Pledge Agreement dated as of the date hereof made by Lazar in favor of the Company, for itself and for the benefit of the Payee, as such agreement may be amended, supplemented or modified from time to time.

                  "Purchase Agreement" shall mean the Purchase Agreement dated as of June 7, 2000 entered into between the Company and Lazar regarding the purchase and sale of the Shares and the Warrant as such agreement may be amended, supplemented or modified from time to time.

                  "Warrant" shall mean the Warrant dated as of the date hereof issued by the Company to Lazar.

                  (b) All references to "Sections" of this Note shall be to Sections of this Note unless otherwise specifically provided.

                  IN WITNESS WHEREOF, Lazar has caused this Note to be executed by its duly authorized officer as of the day and year first written above.

                                    LAZAR & COMPANY I.G., LLC

                                    By:      LAZAR & COMPANY I.G., INC.
                                             Managing Member

                                                  SHLOMO LAZAR
                                             By:  ________________________
                                                  Shlomo Lazar
                                                  Chief Executive Officer